VGOF-SA1 07/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS INVESTMENT TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JULY 1, 2026 TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A (THE “FUNDS”)

Effective July 1, 2026, the following replaces the section titled “INVESTMENT PRACTICES AND RISK FACTORS – Securities Lending” in each Fund’s SAI:

Securities Lending

In an effort to generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, potentially earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of any interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

SCHEDULE A

Fund	Date of SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL – Diversified US Large Cap Value Fund	February 1, 2026
BrandywineGLOBAL – Flexible Bond Fund	May 1, 2026
BrandywineGLOBAL – Global Opportunities Bond Fund	May 1, 2026
BrandywineGLOBAL – Multi-Sector Opportunities Fund	March 1, 2026
ClearBridge Global Infrastructure Income Fund	February 1, 2026
ClearBridge International Growth Fund	March 1, 2026
ClearBridge Small Cap Fund	March 1, 2026

Fund	Date of SAI
ClearBridge Value Fund	March 1, 2026
Franklin International Equity Fund	February 1, 2026
Franklin U.S. Small Cap Equity Fund	May 1, 2026
ClearBridge Emerging Markets Fund	February 1, 2026
ClearBridge SMASh Series EM Fund	December 1, 2025

LEGG MASON PARTNERS INVESTMENT TRUST

BrandywineGLOBAL – Corporate Credit Fund	May 1, 2026
BrandywineGLOBAL – High Yield Fund	May 1, 2026
ClearBridge Appreciation Fund	March 1, 2026
ClearBridge Dividend Strategy Fund	May 1, 2026
ClearBridge Growth Fund	January 1, 2026
ClearBridge International Value Fund	March 1, 2026
ClearBridge Large Cap Growth Fund	April 1, 2026
ClearBridge Large Cap Value Fund	March 1, 2026
ClearBridge Mid Cap Fund	March 1, 2026
ClearBridge Mid Cap Growth Fund	March 1, 2026
ClearBridge Select Fund	March 1, 2026
ClearBridge Small Cap Growth Fund	March 1, 2026
ClearBridge Sustainability Leaders Fund	March 1, 2026
ClearBridge Tactical Dividend Income Fund	March 1, 2026
Franklin Global Equity Fund	March 1, 2026
Franklin S&P 500 Index Fund	February 1, 2026
Franklin U.S. Large Cap Equity Fund	April 1, 2026
Franklin Multi-Asset Conservative Growth Fund	June 1, 2026
Franklin Multi-Asset Defensive Growth Fund	June 1, 2026
Franklin Multi-Asset Growth Fund	June 1, 2026
Franklin Multi-Asset Moderate Growth Fund	June 1, 2026

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Growth Portfolio	May 1, 2026
ClearBridge Variable Mid Cap Portfolio	May 1, 2026
ClearBridge Variable Small Cap Growth Portfolio	May 1, 2026
Franklin Multi-Asset Variable Conservative Growth Fund	May 1, 2026
Franklin Multi-Asset Variable Growth Fund	May 1, 2026
Franklin Multi-Asset Variable Moderate Growth Fund	May 1, 2026
Franklin Templeton Aggressive Model Portfolio	May 1, 2026
Franklin Templeton Conservative Model Portfolio	May 1, 2026
Franklin Templeton Moderate Model Portfolio	May 1, 2026
Franklin Templeton Moderately Aggressive Model Portfolio	May 1, 2026
Franklin Templeton Moderately Conservative Model Portfolio	May 1, 2026

Please retain this supplement for future reference.